                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 16, 1998



                      NATIONSBANC MONTGOMERY FUNDING CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    333-62301                 56-193-0085
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                 28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code (704) 386-2400


                                 Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events.

On or about October 29, 1998, the Registrant will cause the issuance and sale of approximately $392,627,399 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-3, consisting of (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-PO, Class B-1, Class B-2, Class B-3 and Class R (the "Offered Certificates"), and (ii) Class B-4, Class B-5 and Class B-6 pursuant to a Pooling and Servicing Agreement to be dated October 1, 1998, among the Registrant, NationsBanc Mortgage Corporation, as master servicer, and Norwest Bank Minnesota, National Association, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by NationsBanc Montgomery Securities LLC (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral term sheets with respect to the Offered Certificates following the effective date of Registration Statement No. 333-62301, which are being filed as exhibits to this report.

         The collateral term sheets have been provided to the Registrant by the Underwriter. The information in the collateral term sheets is preliminary and may be superseded by the final Prospectus Supplement relating to the certificates and by any other information subsequently filed with the Securities and Exchange Commission.

           The collateral terms sheets were prepared by the Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The collateral term sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

           In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the collateral term sheets, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

                  99.1*    Collateral Term Sheet

------------
* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NATIONSBANC MONTGOMERY FUNDING CORP.



                                   By:   /s/ Robert J. Perret
                                         ------------------------
                                   Name: Robert J. Perret
                                         ------------------------
                                   Its:  Senior Vice President
                                         ------------------------


Dated:  October 19, 1998

                      NATIONSBANC MONTGOMERY FUNDING CORP.

                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit No               Exhibit Description                      Numbered Page
----------               -------------------                      -------------

     99.1*               Collateral Term Sheet                          6

------------
* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.